Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 499,885,000.00
Previously Paid Amount	0.00
Total Fee Amount	76,532.39
Total Offset Amount	0.00
Net Fee	$ 76,532.39
Final Prospectus	false